UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2020

SANUWAVE HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52985	20-1176000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3360 Martin Farm Road, Suite 100
Suwanee, Georgia 30024
 (Address of Principal Executive Offices, Including Zip Code)

(770) 419-7525
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SNWV	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K dated August 6, 2020 filed by SANUWAVE Health, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on August 12, 2020, as amended on August 21, 2020 (as amended, the “Original Form 8-K”).  This Amendment is solely for the purpose of providing the financial statements and information required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the Company’s previously reported acquisition of the UltraMIST assets from Celularity, Inc.

This Amendment No. 1 on Form 8-K/A amends and supplements the Original Form 8-K to include the UltraMIST product line of Celularity, Inc., abbreviated audited financial statements as of December 31, 2019, December 31, 2018 and June 30, 2020 (unaudited), and the unaudited pro forma combined financial information as of June 30, 2020 and December 31, 2019 and for the six months ended June 30, 2020 and 2019, as required by Item 9.01 of Form 8-K that were not included in the Original 8-K in reliance on the instructions to such item.  Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The UltraMIST product line of Celularity, Inc., abbreviated audited financial statements as of December 31, 2019, December 31, 2018 and June 30, 2020 (unaudited), with the accompanying notes, are filed herewith as Exhibit 99.1 to this Form 8-K/A.

(b) Pro forma financial Information.

The UltraMIST product line of Celularity, Inc., abbreviated unaudited pro forma financial statements as of June 30, 2020 and December 31, 2019, and for the six months ended June 30, 2020 and June 30, 2019, with the accompanying notes, are filed herewith as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	UltraMIST product line of Celularity, Inc., audited abbreviated financial statements as of December 31, 2019, December 31, 2018 and June 30, 2020 (unaudited)
99.2	UltraMIST product line of Celularity, Inc., unaudited abbreviated pro forma financial statements as of June 30, 2020 and December 31, 2019, and for the six months ended June 30, 2020 and 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2020	SANUWAVE HEALTH, INC.

By: /s/ Lisa E. Sundstrom
Lisa E. Sundstrom
Chief Financial Officer